Exhibit 99.4

GROM SOCIAL ENTERPRISES, INC AND CURIOSITY INK MEDIA LLC

Unaudited Pro Forma Consolidated Balance Sheets

June 30, 2021

	Grom Social	Curiosity
	Enterprises	Ink Media	Adjustment(s)		Consolidated

ASSETS
Current assets:
Cash and cash equivalents	$8,161,908	$47,007	$–	(a)	$8,208,915
Accounts receivable, net	705,321	149,206	–		854,527
Inventory, net	26,789	113,407	–		140,196
Prepaid expenses and other current assets	324,748	–	–		324,748
Total current assets	9,218,766	309,620	–		9,528,386
Operating lease right of use assets	453,920	–	–		453,920
Property and equipment, net	736,858	–	–		736,858
Goodwill	8,380,504	–	22,218,669	(a)(b)(d)	30,599,173
Intangible assets, net	5,372,882	1,133,014	–		6,505,896
Deferred tax assets, net -- noncurrent	531,557	–	–		531,557
Other assets	64,970	–	–		64,970
Total assets	$24,759,457	$1,442,634	$22,218,669		$48,420,760

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$498,672	$3,000	$–		$501,672
Accrued liabilities	1,840,043	–	–		1,840,043
Advanced payments and deferred revenues	637,178	–	–		637,178
Convertible notes, net -- current	1,396,379	772,000	(494,000)	(a)(c)	1,674,379
Loans payable -- current	190,438	678,000	(678,000)	(a)	190,438
Related party payables	92,494	–	–		92,494
Lease liabilities -- current	303,554	–	–		303,554
Total current liabilities	4,958,758	1,453,000	(1,172,000)		5,239,758
Convertible notes, net of loan discounts	251,674	–	–		251,674
Lease liabilities	177,380	–	–		177,380
Loans payable	53,832	–	–		53,832
Earnout liability	–	–	17,500,000	(b)	17,500,000
Other noncurrent liabilities	473,475	–	–	(a)	473,475
Total liabilities	5,915,119	1,453,000	16,328,000		23,696,119

Commitments and contingencies	–	–	–		–

Equity:
Grom Social Enterprises Inc. stockholders' equity:
Preferred stock	9,315	–	–		9,315
Common stock	9,560	–	1,772	(a)(c)	11,332
Additional paid-in capital	79,454,922	10,000	5,870,604	(a)(c)	85,335,526
Accumulated deficit	(60,611,994)	(20,366)	20,366	(c)	(60,611,994)
Accumulated other comprehensive income	(17,465)	–	–		(17,465)
Total Grom Social Enterprises Inc. stockholders' equity	18,844,338	(10,366)	5,892,742		24,726,714
Noncontrolling interests	–	–	(2,073)	(a)	(2,073)
Total equity	18,844,338	(10,366)	5,890,669		24,724,641
Total liabilities and equity	$24,759,457	$1,442,634	$22,218,669		$48,420,760

_________________

(a) To record the purchase of 80% of Curiosity Ink Media LLC ("Curiosity").  As consideration, Grom Social Enterprises Inc. ("Company") agreed to (i) pay $400,000 in cash; (ii) issue 1,771,883 unregistered shares of the Company's common stock (at a per share price of a $2.89); (iii) issue an 8% convertible promissory notes for an aggregate of $278,000 in principal.

(b) To record a liability for the full effect of contingent additional purchase consideration, as defined in the Membership Interests Purchase Agreement dated July 29, 2021. The determination of the earnout liability is preliminary and subject to change upon completion of an independent valuation study.

(c) To adjust the pre-acquisition equity of Curiosity, including the conversion of $772,000 in convertible notes into membership equity.

(d) The determination of goodwill is preliminary and subject to change in accordance with FASB ASC Topic 850, Business Combinations upon completion of an independent valuation study. Separately identifiable intangible assets may be determined to exist that may require amortization expense to be recognized in future periods.

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GROM SOCIAL ENTERPRISES, INC AND CURIOSITY INK MEDIA LLC

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss

For the Six Months Ended June 30, 2021

	Grom Social	Curiosity
	Enterprises (a)	Ink Media	Adjustment(s)		Consolidated

Revenue	$3,263,835	$251,013	$–		$3,514,848
Cost of revenue	1,634,115	9,000	–		1,643,115
Gross profit	1,629,720	242,013	–		1,871,733
Operating expenses:
Depreciation and amortization	424,498	–	–		424,498
Selling and marketing	78,911	–	–		78,911
General and administrative	2,791,154	1,885	–		2,793,039
Professional fees	513,031	20,813	–		533,844
Stock based compensation	–	–	–		–
Impairment of goodwill and other intangible assets	–	–	–		–
Total operating expenses	3,807,594	22,698	–		3,830,292
Income (loss) from operations	(2,177,874)	219,315	–		(1,958,559)
Other income (expense)
Interest income (expense), net	(1,743,762)	–	(11,120)	(a)	(1,754,882)
Gain (loss) on settlement of debt	(947,179)	–	–		(947,179)
Unrealized gain (loss) on change in fair value of derivative liabilities	–	–	–		–
Other gains (losses)	48,735	–	–		48,735
Total other income (expense)	(2,642,206)	–	(11,120)		(2,653,326)
Income (loss) before income taxes	(4,820,080)	219,315	(11,120)		(4,611,885)
Provision for income taxes (benefit)	–	–	–		–
Net income (loss)	(4,820,080)	219,315	(11,120)		(4,611,885)
Income (loss) attributable to noncontrolling interest	–	–	43,863	(b)	43,863
Net income (loss) attributable to Grom Social Enterprises Inc. stockholders	$(4,820,080)	$219,315	$(54,983)		$(4,655,748)

Convertible preferred stock beneficial conversion feature and other discounts accreted as a deemed dividend	–				–

Net loss attributable to Grom Social Enterprises Inc. common stockholders	$(4,820,080)				$(4,655,748)

Basic and diluted earnings (loss) per common share attributable to Grom Social Enterprises Inc. stockholders:
Net loss attributable to Grom Social Enterprises Inc. stockholders	$(0.79)				$(0.59)

Weighted-average number of common shares outstanding:
Basic and diluted	6,125,941		1,771,883		7,897,824

Comprehensive loss:
Net income (loss)	$(4,820,080)	$219,315	$(11,120)		$(4,611,885)
Foreign curreny translation adjustment	21,869	–	–		21,869
Comprehensive income (loss)	(4,798,211)	219,315	(11,120)		(4,590,016)
Comprehensive income (loss) attributable to noncontrolling interests	–	–	43,863		43,863
Comprehensive income (loss) attributable to Grom Social Enterprises Inc. stockholders	$(4,798,211)	$219,315	$(54,983)		$(4,633,879)

_______________

(a) To record interest expense related to the aggregate $278,000 in 8% convertible notes issued to Curiosity Ink Media.

(b) To record net income attributable to noncontrolling interests.

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GROM SOCIAL ENTERPRISES, INC AND CURIOSITY INK MEDIA LLC

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Income

For the Year Ended December 31, 2020

	Grom Social	Curiosity
	Enterprises (a)	Ink Media	Adjustment(s)		Consolidated

Revenue	$6,159,531	$130,132	$–		$6,289,663
Cost of revenue	3,352,640	–	–		3,352,640
Gross profit	2,806,891	130,132	–		2,937,023
Operating expenses:
Depreciation and amortization	449,379	–	–		449,379
Selling and marketing	118,844	–	–		118,844
General and administrative	4,462,095	2,799	–		4,464,894
Professional fees	623,014	85,277	–		708,291
Stock based compensation	62,600	–	–		62,600
Impairment of goodwill and other intangible assets	472,757	–	–		472,757
Total operating expenses	6,188,689	88,076	–		6,276,765
Income (loss) from operations	(3,381,798)	42,056	–		(3,339,742)
Other income (expense)
Interest income (expense), net	(1,398,731)	–	(22,240)	(a)	(1,420,971)
Gain (loss) on settlement of debt	(1,312,983)	–	–		(1,312,983)
Unrealized gain (loss) on change in fair value of derivative liabilities	77,584	–	–		77,584
Other gains (losses)	48,468	–	–		48,468
Total other income (expense)	(2,585,662)	–	(22,240)		(2,607,902)
Income (loss) before income taxes	(5,967,460)	42,056	(22,240)		(5,947,644)
Provision for income taxes (benefit)	(224,027)	–	–		(224,027)
Net income (loss)	(5,743,433)	42,056	(22,240)		(5,723,617)
Income (loss) attributable to noncontrolling interest	–	–	8,411	(b)	8,411
Net income (loss) attributable to Grom Social Enterprises Inc. stockholders	$(5,743,433)	$42,056	$(30,651)		$(5,732,028)

Convertible preferred stock beneficial conversion feature and other discounts accreted as a deemed dividend	(277,500)				(277,500)

Net loss attributable to Grom Social Enterprises Inc. common stockholders	$(6,020,933)				$(6,009,528)

Basic earnings per common share attributable to Grom Social Enterprises Inc. stockholders:
Net loss attributable to Grom Social Enterprises Inc. stockholders	$(1.07)				$(0.81)

Weighted-average number of common shares outstanding:
Basic and diluted	5,630,699		1,771,883		7,402,582

Comprehensive income:
Net income (loss)	$(5,743,433)	$42,056	$(22,240)		$(5,723,617)
Foreign curreny translation adjustment	58,226	–	–		58,226
Comprehensive income (loss)	(5,685,207)	42,056	(22,240)		(5,665,391)
Comprehensive income (loss) attributable to Grom Social Enterprises Inc. stockholders	$(5,685,207)	$42,056	$(22,240)		$(5,665,391)

_______________

(a) To record interest expense related to the aggregate $278,000 in 8% convertible notes issued to Curiosity Ink Media.

(b) To record net income attributable to noncontrolling interests.

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